UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     December 16, 2004 (December 16, 2004)
               Date of Report (Date of Earliest Event Reported)

                              NOBLE ENERGY, INC.
              (Exact name of Registrant as Specified in Charter)


         Delaware                    001-07964                73-0785597
------------------------------   -------------------    ----------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
of Incorporation)                  File Number)          Identification No.)


        100 Glenborough, Suite 100
             Houston, Texas                                   77067
----------------------------------------------          ----------------------
(Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (281) 872-3100


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On December 16, 2004, Noble Energy, Inc. (the "Company") and Patina Oil & Gas Corporation, a Delaware corporation ("Patina"), announced the execution of an Agreement and Plan of Merger, dated as of December 15, 2004 (the "Merger Agreement"), by and between the Company, Patina, and Noble Energy Production, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), under which the Company has agreed to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share, of Patina ("Patina Common Stock").

         Under the terms of the Merger Agreement, which was approved by the Boards of Directors of both the Company and Patina, Patina will merge with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger.

         Total consideration for the shares of Patina is fixed at approximately $1.1 billion in cash and approximately 27 million shares of Company Common Stock, not including options and warrants exchanged in the transaction. Under the terms of the merger agreement, Patina shareholders will have the right to elect cash or Company Common Stock, subject to a proration if either cash or stock is oversubscribed. The per share consideration is subject to adjustment upwards or downwards so that each Patina share receives consideration representing equal value. This adjustment will reflect 37.5126% of the difference between $59.18 and the price of Noble's shares during a specified period prior to closing. Based on the closing price of $61.54 per share of Noble Energy on December 15th, the adjusted price would be valued at $37.89 per share of Noble Energy stock. The transaction values each share of Patina Common Stock at approximately $37.89 based on the Company's closing stock price on the New York Stock Exchange (the "NYSE") of $61.54 per share of common stock, par value $3.33 1/3 per share, of the Company ("Company Common Stock") on December 15, 2004.

         Consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, (1) approval by the stockholders of Patina and the Company, (2) the receipt of all required regulatory approvals and (3) the effectiveness of a registration statement relating to the shares of Company Common Stock to be issued in the merger. It is anticipated that the transaction will be completed during the first quarter of 2005. In the event of a termination of the Merger Agreement under certain circumstances, the Company and Patina may be required to pay the other a termination fee as set forth in the Merger Agreement.

         The Merger Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The forgoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

         Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and Patina, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to the Company or Patina. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by the Company on March 24, 2004 and by Patina on April 16, 2004.


Item 8.01 Other Events.

         On December 16, 2004, the Company and Patina issued a joint press release (the "Press Release") announcing that the Company, Merger Sub and Patina had entered into the Merger Agreement, as described in Item 1.01 of this Current Report. The joint press release of the Company and Patina announcing the execution of the Merger Agreement is included herein as Exhibit
99.1 and is incorporated herein by reference.

         The Company scheduled and held an investor conference call on December 16, 2004 to discuss the Merger. The slide show presentation referenced and made available in connection with the investor conference call is included herein as Exhibit 99.2 and is incorporated herein by reference and available on the Company's Internet website.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.       Description
                  -----------

2.1 Agreement and Plan of Merger, dated as of December 15, 2004 by and among Noble Energy, Inc., Noble Energy Production, Inc. and Patina Oil & Gas Corporation.

99.1 Joint Press Release issued on December 16, 2004 by Noble Energy, Inc. and Patina Oil & Gas Corporation.

99.2 Slide Show presentation referenced and made available in connection with the Investor Conference Call held on December 16, 2004.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NOBLE ENERGY, INC.


                                               By:
                                                  ---------------------------
                                                  Name:   Arnold J. Johnson
                                                  Title:  Vice President


Dated: December 16, 2004

                                 EXHIBIT INDEX

Exhibit No.       Description

2.1 Agreement and Plan of Merger, dated as of December 15, 2004 by and among Noble Energy, Inc., Noble Energy Production, Inc. and Patina Oil & Gas Corporation.

99.1 Joint Press Release issued on December 16, 2004 by Noble Energy, Inc. and Patina Oil & Gas Corporation.

99.2 Slide Show presentation referenced and made available in connection with the Investor Conference Call held on December 16, 2004.